                                                                   EXHIBIT 10.25

            [LETTERHEAD OF CORNISH & CAREY COMMERCIAL APPEARS HERE]


================================================================================
                                   SUBLEASE
================================================================================

Sublessor: BAAN USA, a Delaware Corporation                      Subleased  4600 Bohannon Drive, Suite 105
                                                                  Premises: Menlo Park, California


Sublessee: PRI Automation, Inc., a Massachusetts                      Date: March 18, 1998
           Corporation

1.   Parties:

This Sublease is made and entered into as of March 18, 1998, by and between BAAN USA, a Delaware Corporation ("Sublessor"), and PRI Automation, a Massachusetts Corporation ("Sublessee"), under the Master Lease dated December 15, 1994, between Menlo Oaks Partners, L.P., a Delaware Limited Partnership, as "Lessor" and Sublessor under this Sublease as "Lessee." A copy of the Master Lease is attached hereto as Attachment I and incorporated herein by this reference.

2.   Provisions Constituting Sublease:

     2.1 This Sublease is subject to all of the terms and conditions of the Master Lease. Sublessee hereby assumes and agrees to perform all of the obligations of "Lessee" under the Master Lease to the extent said obligations apply to the Subleased Premises and Sublessee's use of the Common Areas, except as specifically set forth herein. Sublessor hereby agrees to cause Lessor under the Master Lease to perform all of the obligations of Lessor thereunder to the extent said obligations apply to the Subleased Premises and Sublessee's use of the Common Areas. Sublessee shall not commit or permit to be committed on the Subleased Premises or on any other portion of the Project any act or omission which violates any term or condition of the Master Lease. Except to the extent waived or consented to in writing by the other party or parties hereto who are affected thereby, neither of the parties hereto will, by renegotiation of the Master Lease, assignment, subletting, default or any other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed hereunder by such party, but will at all times in good faith assist in carrying out all the terms of this Sublease and in taking all such action as may be necessary or appropriate to protect the rights of the other party or parties hereto who are affected thereby against impairment. Nothing contained in this Section 2.1 or elsewhere in this Sublease shall prevent or prohibit Sublessor from assigning its interest in this Sublease or subletting the Premises to any other third party.

2.2 All of the terms and conditions contained in the Master Lease are incorporated herein, except as specifically provided below, and the terms and conditions specifically set forth in this Sublease, shall constitute the complete terms and conditions of this Sublease, except the following paragraphs of the Master Lease which shall solely be the obligation of Sublessor: Title page, introduction paragraph on rev 7/95

            [LETTERHEAD OF CORNISH & CAREY COMMERCIAL APPEARS HERE]


================================================================================
                                   SUBLEASE
================================================================================

page 1, paragraphs 2, 3, 4.1, 4.4, 4.6, 16, 18.15, Exhibit C, Exhibit F, Special Provisions Rider to Lease; paragraphs 1, 5, 6, 7, 13, 18, 21(c), 23(c).

3.   Subleased Premises and Rent:

     3.1 Subleased Premises:
     Sublessor leases to Sublessee and Sublessee leases from Sublessor the Subleased Premises upon all of the terms, covenants and conditions contained in this Sublease. The Subleased Premises consist of approximately 14,193+/- square feet.

     3.2 Rent:
     Sublessee shall pay to Sublessor as Rent for the Subleased Premises the sum of Forty-Six Thousand One Hundred Twenty-Seven and 25/100 Dollars ($46,127.25) per month, without deductions, offset, prior notice or demand. Rent shall be payable by Sublessee to Sublessor in consecutive monthly installments on or before the first day of each calendar month during the Sublease Term. If the Sublease commencement date or the termination date of the Sublease occurs on a date other than the first day or the last day, respectively, of a calendar month, then the Rent for such partial month shall be prorated and the prorated Rent shall be payable on the Sublease commencement date or on the first day of the calendar month in which the Sublease termination date occurs, respectively. Beginning on the thirteenth
     (13th) month and each month thereafter of the Sublease Agreement, the monthly rent shall be Forty-Seven Thousand Five Hundred Eleven and 00/100 Dollars ($47,511.00). Sublessee shall pay Sublessor the first month's rent upon execution of the Sublease Agreement.

     3.3 Security Deposit:
     In addition to the Rent specified above, Sublessee shall pay to Sublessor Forty-Seven Thousand Five Hundred Eleven and 00/100 Dollars ($47,511.00) as a non-interest bearing Security Deposit upon execution of the Sublease Agreement. In the event Sublessee has performed all of the terms and conditions of this Sublease during the term hereof, Sublessor shall return to Sublessee, within thirty days after Sublessee has vacated the Subleased Premises, the Security Deposit less any sums due and owing to Sublessor.

4.   Rights of Access and Use:

     4.1 Use:
     Sublessee shall use the Subleased Premises only for those purposes permitted in the Master Lease, unless Sublessor and Master Lessor consent in writing to other uses prior to the commencement thereof.

                                                                        rev 7/95

            [LETTERHEAD OF CORNISH & CAREY COMMERCIAL APPEARS HERE]


================================================================================
                                   SUBLEASE
================================================================================

5.   Sublease Term:

     5.1 Sublease Term:
     The Sublease Term shall be for the period commencing on April 1, 1998, and continuing through February 7, 2000. In no event shall the Sublease Term extend beyond the Term of the Master Lease.

     5.2 Inability to Deliver Possession:
     In the event Sublessor is unable to deliver possession of the Subleased Premises at the commencement of the term, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Sublessee shall not be liable for Rent until such time as Sublessor offers to deliver possession of the Subleased Premises to Sublessee, but the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, takes possession prior to commencement of the term, Sublessee shall do so subject to all the covenants and conditions hereof and shall pay Rent for the period ending with the commencement of the term at the same rental as that prescribed for the first month of the term prorated at the rate of 1/30th thereof per day. In the event Sublessor has been unable to deliver possession of the Subleased Premises within 30 days from the commencement date, Sublessee, at Sublessee's option, may terminate this Sublease.

6.  Notices:
All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be given in the manner provided in the Master Lease, at the addresses shown below. Sublessor shall notify Sublessee of any Event of Default under the Master Lease, or of any other event of which Sublessor has actual knowledge which will impair Sublessee's ability to conduct its normal business at the Subleased Premises, as soon as reasonably practicable following Sublessor's receipt of notice from the Lessor of an Event of Default or actual knowledge of such impairment.

        Notices to Sublessor:                                  Notices to Sublessee:
        ---------------------                                  ---------------------
        Phil Van Etten                                         Terry Massood
        Aurum Software                                         PRI Automation
        2350 Mission College Boulevard, Suite 1300             805 Middlesex Turnpike
        Santa Clara, CA 95054                                  Billerica, MA 01821-3986

7. Condition of Premises:
Sublessor, at Sublessor's sole cost and expense, shall perform the following work to the Premises before the commencement date:

       A. Remove all office partitions in the Premises and repair, to the best of Sublessor's ability, any damage to the carpet.

       B.  Deliver Premises in broom-clean condition.

                                                                        rev 7/95

            [LETTERHEAD OF CORNISH & CAREY COMMERCIAL APPEARS HERE]


================================================================================
                                   SUBLEASE
================================================================================

8.  Signage:
All rights to signage shall be subject to the Master Lease.

9. Early Occupancy:
Upon full execution of the Sublease Agreement, Sublessee shall have early access to install telephone wires and computer cabling provided that there is no interference with Sublessor's business operation.

10. Broker Fee and Representation:
Within thirty (30) days of the Sublease Agreement, Sublessor shall pay Cornish & Carey Commercial, a licensed real estate broker, fees set forth in a separate agreement between Sublessor and Broker. Cornish & Carey Commercial represents the Sublessor and Corners Parrish International, Inc. represents the Sublessee in this transaction.

11. Compliance With Nondiscrimination Regulations:
It is understood that it is illegal for Sublessor to refuse to display or sublease the Subleased Premises, or to assign, surrender or sell the Master Lease, to any person because of race, color, religion, national origin, sex, sexual orientation, marital status or disability.

12. Toxic Contamination Disclosure:
Sublessor and Sublessee each acknowledge that they have been advised that numerous federal, state, and/or local laws, ordinances and regulations ("Laws") affect the existence and removal, storage, disposal, leakage of and contamination by materials designated as hazardous or toxic ("Toxics"). Many materials, some utilized in everyday business activities and property maintenance, are designated as hazardous or toxic.

Some of the Laws require that Toxics be removed or cleaned up by landowners, future landowners or former landowners without regard to whether the party required to pay for "clean up" caused the contamination, owned the property at the time the contamination occurred or even knew about the contamination. Some items, such as asbestos or PCBs, which were legal when installed, now are classified as Toxics, and are subject to removal requirements. Civil lawsuits for damages resulting from Toxics may be filed by third parties in certain circumstances.

Sublessor and Sublessee each acknowledge that Broker has no specific expertise with respect to environmental assessment or physical condition of the Subleased Premises, including, but not limited to, matters relating to: (i) problems which may be posed by the presence or disposal of hazardous or toxic substances on or from the Subleased Premises, (ii) problems which may be posed by the Subleased Premises being within the Special Studies Zone as designated under the Alquist-Priolo Special Studies Zone Act (Earthquake Zones), Section 2621-2630, inclusive of California Public Resources Code, and (iii) problems which may be posed by the Subleased Premises being within a HUD Flood Zone as set forth in the U.S. Department of Housing and Urban Development "Special Flood Zone Area Maps," as applicable.


                                                                        rev 7/95

            [LETTERHEAD OF CORNISH & CAREY COMMERCIAL APPEARS HERE]


================================================================================
                                   SUBLEASE
================================================================================

Sublessor and Sublessee each acknowledge that Broker has not made an independent investigation or determination of the physical or environmental condition of the Subleased Premises, including, but not limited to, the existence or nonexistence of any underground tanks, sumps, piping, toxic or hazardous substances on the Subleased Premises. Sublessee agrees that it will rely solely upon its own investigation and/or the investigation of professionals retained by it or Sublessor, and neither Sublessor nor Sublessee shall rely upon Broker to determine the physical and environmental condition of the Subleased Premises or to determine whether, to what extent or in what manner, such condition must be disclosed to potential sublessees, assignees, purchasers or other interested parties.

 Sublessor:  BAAN USA, A DELAWARE CORPORATION

 By: /s/ Phil Van Etten                        Date:  3/24/98
    ---------------------------------------         -------------------------

 Sublessee:  PRI AUTOMATION, INC., A MASSACHUSETTS CORPORATION

 By: /s/ Stephen D. Allison                    Date:  3/20/98
    ---------------------------------------         -------------------------



NOTICE TO SUBLESSOR AND SUBLESSEE: CORNISH & CAREY COMMERCIAL, IS NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE; NOTHING CONTAINED IN THIS SUBLEASE OR ANY DISCUSSIONS BETWEEN CORNISH & CAREY AND SUBLESSOR AND SUBLESSEE SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY CORNISH & CAREY COMMERCIAL, OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS PROPOSAL.

                                                                        rev 7/95

                               CONSENT TO SUBLEASE
                               -------------------

                  THIS CONSENT TO SUBLEASE AND AMENDMENT TO SUBLEASE AND MASTER LEASE (this "Agreement") is entered as of the 31st day of March, 1998, by and among MENLO OAKS PARTNERS, LP., a Delaware limited partnership ("Landlord"), BAAN U.S.A., INC., a Delaware corporation ("Tenant"), BAAN HOLDINGS, B.V., a Dutch corporation ("Guarantor"), and PRI AUTOMATION, INC., a Massachusetts corporation ("Subtenant").

                  THE PARTIES ENTER this Agreement on the basis of the following facts, intentions and understandings:

                  A. Landlord leases to Tenant, and Tenant leases from Landlord, certain premises ("Premises") pursuant to a lease dated December 15, 1994, and amended by that certain Amendment No. 1 to Lease dated as February 28, 1995 (as amended, the "Master Lease"). A copy of the Master Lease is attached hereto as Exhibit A. The Premises are more particularly described in the Master Lease.
---------
                  B. Tenant and Subtenant entered a sublease ("Sublease") dated March 18, 1998, a copy of which is attached hereto as Exhibit B, whereby Tenant
                                                      ---------
proposes to sublease to Subtenant and Subtenant proposes to sublease from Tenant the Premises.

                  C. The terms of the Master Lease require the written consent of Landlord as a condition precedent to the Sublease.

                  D. Guarantor has executed and delivered to Landlord that certain Guarantee dated as of December 15, 1994, pursuant to which Guarantor guarantied the obligations of Tenant under the Master Lease.

                  E. Tenant and Subtenant now desire to amend the Sublease and Landlord and Tenant now desire to amend the Lease as provided herein. In addition, Landlord hereby grants its consent to the Sublease on the terms and conditions contained herein.

                  NOW THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

                  1. Consent. Landlord hereby consents to the Sublease subject
                     -------
to all of the terms and conditions of this Agreement.

                                      1.

                  2. Representations. Tenant hereby represents and warrants to Landlord that:

                     a.  Master Lease. The Master Lease attached hereto as
                         ------------
Exhibit A is a true and correct copy of the Master Lease, and there exist no
---------
amendments, modifications or extensions of or to the Master Lease (except as included in the Master Lease attached hereto), and the Master Lease is now in full force and effect, and

                     b.  No Offsets. There exist no defenses or offsets to
                         ----------
enforcement of the Master Lease by Landlord, and Landlord is not, as of the date of Tenant's execution hereof, in default in the performance of the Master Lease, nor has Landlord committed any breach thereof, nor has any event occurred which, with the passage of time, or the giving of notice, or both, would constitute a default or breach by Landlord.

                  3. Subordinate. The Sublease shall be subject and subordinate
                     -----------
to the Master Lease and all of the Master Lease's provisions, covenants and conditions. In case of any conflict between the provisions of the Master Lease and the provisions of the Sublease, the provisions of the Master Lease shall prevail unaffected by the Sublease. Subtenant shall comply with the terms and conditions of the Master Lease to the extent applicable to the use and occupancy of the Premises. Any breach of the Master Lease by either Tenant or Subtenant shall entitle Landlord to all the rights and remedies provided in the Master Lease in the event of a breach, and any other available remedy, against both Tenant and Subtenant.

                  4. No Ratification. This Agreement shall not operate as a
                     ---------------
consent to, approval of, or ratification by Landlord of any of the provisions of the Sublease and Landlord shall not be bound or estopped in any way by the provisions of the Sublease.

                  5. No Waiver. This Agreement shall not be construed to modify,
                     ---------
waive or affect (i) any present or future breach or default on the part of Tenant under the Master Lease; (ii) any of the provisions, covenants, or conditions in the Master Lease (except as provided in Section 15); (iii) any of Tenant's obligations under the Master Lease; or (iv) any rights or remedies of Landlord under the Master Lease or to enlarge or increase Landlord's obligations or Tenant's rights under the Master Lease.

                  6. Not Assignable. This Agreement is personal to Tenant,
                     --------------
Guarantor and Subtenant and may not be assigned by Tenant, Guarantor or Subtenant. Any attempted assignment in violation of this section shall be void.

                  7. No Release. Neither the Sublease nor this Agreement shall
                     ----------
release or discharge Tenant from any liability under the Master Lease and Tenant shall remain liable and responsible for the full performance and observance of all of the provisions, covenants and conditions set forth in the Master Lease on the part of Tenant to be performed and observed. The breach or violation of any provision of the Master Lease by Subtenant shall constitute a default by Tenant in fulfilling such provision. Tenant shall indemnify Landlord against any

                                      2.

loss, cost or expense, including attorneys' fees or costs, which arise by virtue of the Sublease or Subtenant's occupancy of the Premises.

                  8.  Consent to Subsequent Sublease. This Agreement by Landlord
                      ------------------------------
shall not be construed as a consent by Landlord to any future assignment or subletting either by Tenant or Subtenant. The Sublease may not be assigned, renewed or extended, nor shall the Premises, or any part thereof, be further sublet without the prior written consent of Landlord in each instance.

                  9.  Termination. Upon the expiration of the term or earlier
                      -----------
termination of the Master Lease, or upon the surrender of the Premises by Tenant to Landlord, except as provided in Section 10 below, the Sublease shall terminate as of the effective date ("Termination Date") of such expiration, termination or surrender, and Subtenant shall vacate the Premises on or before the Termination Date. Pursuant to Section 8.1 of the Master Lease, Tenant shall surrender the Premises to Landlord at the expiration or earlier termination of the Master Lease in the same condition as when leased, reasonable wear and tear, damage by fire or other insured casualty excepted. Subtenant shall cooperate with Tenant in connection with Tenant's performance of its obligations pursuant to this Section 9. If Tenant fails to surrender the Premises to Landlord in the condition provided above, Tenant, at Landlord's election, shall be deemed to have held over in the Premises (in accordance with Section 18.12 of the Master Lease) until such time as Tenant completes Tenant's obligations under the Master Lease with respect to the condition in which Tenant is required to surrender to Landlord possession of the Premises to Landlord.

                  10. Landlord's Election. If the Master Lease expires or
                      -------------------
terminates during the term of the Sublease for any reason, or if Tenant shall surrender the Master Lease to Landlord, Landlord may elect, in Landlord's sole discretion, by delivering written notice to Subtenant not later than thirty (30) days after the Termination Date, to continue the Sublease as a direct lease between Landlord, as landlord, and Subtenant, as tenant, on the terms and conditions of the Sublease for either (i) the remaining term of the Sublease or
(ii) such periodic tenancy as Landlord shall select, provided that in no event shall initial period of the periodic tenancy be in excess of the remaining term of the Sublease. Upon an election by Landlord pursuant to this section, Subtenant shall attorn to Landlord. If Landlord elects to continue the Sublease, in no event shall Landlord be (i) liable to Subtenant for any act or omission by Tenant, (ii) subject to any offsets or defenses which Subtenant had or might have against Tenant, (iii) bound by any rent or additional rent or any other payment which Subtenant may have paid to Tenant, or (iv) bound by any amendment to the Sublease not consented to in writing by Landlord.

                  11. Continuing Liability. Both Tenant and Subtenant shall be
                      --------------------
liable for all bills rendered by Landlord for charges incurred by or imposed upon Subtenant for services rendered and materials supplied to the Premises. If a separate submeter shall be installed to measure utilities furnished to the Premises, then payment for such installation and the utilities so furnished shall be made by Subtenant directly to Landlord as and when billed and the


                                      3.

furnishing of such utilities shall be in accordance with and subject to all of the applicable terms, covenants and conditions of the Master Lease.

                  12. Notices. All notices required to be given hereunder shall
                      -------
be in writing and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery, addressed to Landlord, Tenant and Subtenant at the address provided below, or at such other address as may be designated by notice given in accordance with the provisions of this Section 12. Notices shall be deemed received two (2) days after the date of mailing, or upon personal delivery.

                  Landlord:  Menlo Oaks Partners, L.P. c/o: Freestone Properties, Inc.
                             ---------------------------------------------------------
                             4400 Bohannon Dr., Ste. 260
                             ---------------------------------------------------------
                             Menlo Park,   CA  94025
                             ---------------------------------------------------------
                             Attn:   Mike Tamas
                                   -----------------

                  Tenant:    Aurum Software
                             ---------------------------------------------------------
                             2350 Mission College Blvd., Suite 1300
                             ---------------------------------------------------------
                             Santa Clara, CA  95054
                             ---------------------------------------------------------
                             Attn:  Phil Van Etten
                                   -----------------

                  Subtenant: PRI Automation
                             ---------------------------------------------------------
                             805 Middlesex Turnpike
                             ---------------------------------------------------------
                             Billesion, MA
                             ---------------------------------------------------------
                             Attn:  Terry Massood
                                   -----------------

                  13. Signage. Within thirty (30) days after the date of this
                      -------
Agreement, Tenant, at its sole cost and expense, shall (i) remove Tenant's sign at the entrance to the Premises, on the monument sign at the entrance to the building in which the Premises is located and on the building (the "4700 Bohannon Building") located at 4700 Bohannon Drive, Menlo Park, California and
(ii) restore to the condition existing prior to Tenant's installation of its signage, the portion of the entrance to the Premises and the 4700 Bohannon Building where Tenant's signs previously had been located (including repairing any damage caused by Tenant's removal of Tenant's signage).

                  14. Amendment to Sublease. Tenant and Subtenant hereby amend
                      ---------------------
the Sublease as follows:

                      a.  Master Lease. The term "Master Lease" as used in
                          ------------
the Sublease shall refer to the Master Lease as defined herein (a copy of which is attached hereto as Exhibit A).
                      ---------
                      b.  Base Rent. Each reference to "Rent" contained in
                          ---------
Section 3.2 of the Sublease is deleted and the term "Base Rent" is substituted in place thereof.

                                      4.

                           c. Term. The Sublease Term shall end on January 31,
                              ----
2000.

          Tenant's and Subtenant's amendment to the Sublease provided in this
Section 14 is agreed to by and between Tenant and Subtenant only. Landlord is not and shall not be deemed to be a party to Tenant's and Subtenant's amendment of the Sublease pursuant to this Section 14.

                 15. Amendment to Master Lease. Section 1 of the Special
                     -------------------------
Provisions to the Master Lease is deleted.

                 16. Guarantor. Guarantor consents to the Sublease and the
                     ---------
foregoing and agrees that its obligations under its Guaranty also include the guaranty of the obligations of Tenant under this Agreement.

                 17. Entire Agreement. There are no oral or side agreements
                     ----------------
among the parties affecting this Agreement, and this Agreement contains the entire agreement of the parties with respect to Landlord's consent to the Sublease.

                                      5.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

"Landlord"                                                   "Tenant"
MENLO OAKS PARTNERS, L.P., a                                 BAAN U.S.A., INC.,
Delaware limited partnership                                 a Delaware corporation

By:    AM Limited Partners,                                  By: /s/ Mary E. Coleman
       its General Partner                                       --------------------------
                                                                   Name: Mary E. Coleman
       By: Amarok Menlo, Inc., its                                 Its:  Vice President
           Partner
                                                             By: /s/ Phil Van Etten
           By:  /s/ [SIGNATURE UNKNOWN]                          --------------------------
               ----------------------------------                  Name: Phil Van Etten
               Name: [SIGNATURE UNKNOWN]                           Its:  Vice-President
               Its:  PRESIDENT
                                                             "Subtenant"

                                                             PRI AUTOMATION, INC.,
                                                             a Massachusetts corporation

                                                             By: /s/ Stephen D. Allison
                                                                ---------------------------
                                                                   Name: Stephen D. Allison
                                                                   Its:  CEO


                                                             By: /s/ Mitch Tyson
                                                                ---------------------------
                                                                   Name: Mitch Tyson
                                                                   Its:  President & COO

                                      6.

                                       "Guarantor"

                                       BAAN HOLDINGS, S.V.,
                                       & Dutch corporation


                                       By: /s/ Klaas Wagenaar
                                          ----------------------------
                                            Name: Mr. Klaas Wagenaar
                                                 ---------------------
                                            Its: Senior Vice President &
                                                 ---------------------
                                                 Chief Administrative Officer


                                       By:
                                          ----------------------------
                                            Name:
                                                 ---------------------
                                            Its:
                                                 ---------------------


                                      7.

                                       "Guarantor"

                                       BAAN HOLDINGS, S.V.,
                                       a Dutch corporation


                                       By: /s/ Amal Johnson
                                          ----------------------------
                                            Name:  Amal Johnson
                                                 ---------------------
                                            Its:   Baan - EVP
                                                 ---------------------


                                       By:
                                          ----------------------------
                                            Name:
                                                 ---------------------
                                            Its:
                                                 ---------------------


                                      7.